Exhibit 99.1

THE MORTGAGE POOL

General

     References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the subsequent mortgage loans as of the Subsequent Cut-off Date.

     The mortgage pool will consist of conventional, one- to four-family, fixed-rate, fully-amortizing and balloon payment mortgage loans secured by first liens on mortgaged properties. The mortgage pool will include the subsequent mortgage loans which will be acquired by the trust during the Funding Period with amounts on deposit in the Pre-Funding Account. The subsequent mortgage loans consist of 193 mortgage loans with an aggregate principal balance as of the Subsequent Cut-off Date of approximately $34,866,262 after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received.

     The mortgage pool will consist of two groups of mortgage loans, Loan Group 1 and Loan Group 2. The mortgage loans in the two groups are referred to as the Group 1 Loans and the Group 2 Loans, and the subsequent mortgage loans in the two groups are referred to as the subsequent Group 1 Loans and the subsequent Group 2 Loans. The Group 1 Loans will consist of mortgage loans which had principal balances at origination which are less than or equal to the conforming balance. The conforming balance for mortgage loans secured by a single family property is $275,000 for all mortgage loans other than those originated in Alaska, Hawaii, Guam and the U.S. Virgin Islands, for which it is $412,500. The conforming balance is higher for mortgage loans secured by two- to four-family properties.

     The Seller will convey the subsequent mortgage loans to the company on the Subsequent Transfer Date pursuant to the Subsequent Mortgage Loan Purchase Agreement. The company will convey the subsequent mortgage loans to the trust on the Subsequent Transfer Date pursuant to the Subsequent Transfer Instrument. The Seller will make certain representations and warranties with respect to the subsequent mortgage loans in the Mortgage Loan Purchase Agreement. These representations and warranties will be assigned by the company to the Trustee for the benefit of the Certificateholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Certificateholders. In the event the Seller fails to repurchase an subsequent mortgage loan, Impac Holdings will be required to do so. See "The Mortgage Pools--Representations by Sellers" in the prospectus.

Prepayment Charges

     Approximately 73.65% of the subsequent mortgage loans in the aggregate, 70.07% of the subsequent Group 1 Loans and 79.51% of the subsequent Group 2 Loans, provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these subsequent mortgage loans provide for payment of a prepayment charge on partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the subsequent mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the subsequent mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the subsequent mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the subsequent mortgage loan. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the subsequent mortgage loans.

Mortgage Loan Characteristics

     The average principal balance of the subsequent mortgage loans at origination was approximately $180,745. No subsequent mortgage loan had a principal balance at origination of greater than approximately $780,000 or less than approximately $48,450. The average principal balance of the subsequent mortgage loans as of the Subsequent Cut-off Date was approximately $180,654. No subsequent mortgage loan had a principal balance as of the Subsequent Cut-off Date of greater than approximately $778,686 or less than approximately $48,450.

     As of the Subsequent Cut-off Date, the subsequent mortgage loans had mortgage rates ranging from approximately 6.750% per annum to approximately 11.900% per annum and the weighted average mortgage rate was approximately 8.499% per annum. The weighted average remaining term to stated maturity of the subsequent mortgage loans will be approximately 355 months as of the Subsequent Cut-off Date. None of the subsequent mortgage loans will have a first Due Date prior to July 1, 2001 or after December 1, 2001, or will have a remaining term to maturity of less than 178 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any subsequent mortgage loan is November 1, 2031.

     The weighted average loan-to-value ratio at origination of the subsequent mortgage loans was approximately 81.03%. No loan-to-value ratio at origination was greater than approximately 97.00% or less than approximately 23.53%.

     The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. As of the Subsequent Cut-off Date, approximately 17.03% of the aggregate principal balance of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Certificates--Yield Sensitivity of the Mezzanine Certificates" in this prospectus supplement.

     Five subsequent mortgage loans, representing approximately 1.88% of the mortgage pool (by aggregate outstanding principal balance as of the Subsequent Cut-off Date), are balloon loans. The amount of the balloon payment on each of these subsequent mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such subsequent mortgage loan for the period prior to the Due Date of the balloon payment. These subsequent mortgage loans have a weighted average remaining term to maturity of approximately 178 months.

     None of the subsequent mortgage loans are buydown mortgage loans.

     None of the subsequent mortgage loans were 30 days or more delinquent as of the Subsequent Cut-off Date.

     Set forth below is a description of certain additional characteristics of the subsequent mortgage loans as of the Subsequent Cut-off Date, except as otherwise indicated. All percentages of the subsequent mortgage loans are approximate percentages by aggregate principal balance as of the Subsequent Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        Principal Balances at Origination

                                                                                                       Percentage of
                                                                                                     Subsequent Cut-off
        Original                                      Number of                                            Date
Subsequent Mortgage Loan                             Subsequent            Aggregate Unpaid              Aggregate
  Principal Balances($)                            Mortgage Loans          Principal Balance         Principal Balance
  ---------------------                            --------------          -----------------         -----------------
      0.01 -  50,000.00 .................                 1                   $    48,450                    0.14%
 50,000.01 - 100,000.00..................                58                     4,324,642                   12.40
100,000.01 - 150,000.00..................                45                     5,438,265                   15.60
150,000.01 - 200,000.00..................                33                     5,702,752                   16.36
200,000.01 - 250,000.00..................                21                     4,779,463                   13.71
250,000.01 - 300,000.00..................                 9                     2,494,801                    7.16
300,000.01 - 350,000.00..................                 4                     1,317,686                    3.78
350,000.01 - 400,000.00..................                 7                     2,646,468                    7.59
400,000.01 - 450,000.00..................                 6                     2,563,167                    7.35
450,000.01 - 500,000.00..................                 2                       955,000                    2.74
500,000.01 - 550,000.00..................                 1                       528,000                    1.51
550,000.01 - 600,000.00..................                 1                       570,500                    1.64
600,000.01 - 650,000.00..................                 2                     1,269,949                    3.64
650,000.01 - 700,000.00..................                 1                       698,432                    2.00
700,000.01 - 750,000.00..................                 1                       750,000                    2.15
750,000.01 - 800,000.00..................                 1                       778,686                    2.23
                                                        ---                   -----------                  ------
     Total...............................               193                   $34,866,262                  100.00%
                                                        ===                   ===========                  ======

     The average principal balance of the subsequent mortgage loans at origination was approximately $180,745.

              Principal Balances as of the Subsequent Cut-off Date

                                                                                                       Percentage of
                                                                                                     Subsequent Cut-off
                                                      Number of                                            Date
    Current Subsequent Mortgage Loan                 Subsequent            Aggregate Unpaid              Aggregate
          Principal Balances($)                    Mortgage Loans          Principal Balance         Principal Balance
          ---------------------                    --------------          -----------------         -----------------
      0.01 -  50,000.00 ........................          1                   $    48,450                    0.14%
 50,000.01 - 100,000.00.........................         58                     4,324,642                   12.40
100,000.01 - 150,000.00.........................         45                     5,438,265                   15.60
150,000.01 - 200,000.00.........................         33                     5,702,752                   16.36
200,000.01 - 250,000.00.........................         21                     4,779,463                   13.71
250,000.01 - 300,000.00.........................          9                     2,494,801                    7.16
300,000.01 - 350,000.00.........................          4                     1,317,686                    3.78
350,000.01 - 400,000.00.........................          7                     2,646,468                    7.59
400,000.01 - 450,000.00.........................          6                     2,563,167                    7.35
450,000.01 - 500,000.00.........................          2                       955,000                    2.74
500,000.01 - 550,000.00.........................          1                       528,000                    1.51
550,000.01 - 600,000.00.........................          1                       570,500                    1.64
600,000.01 - 650,000.00.........................          2                     1,269,949                    3.64
650,000.01 - 700,000.00.........................          1                       698,432                    2.00
700,000.01 - 750,000.00.........................          1                       750,000                    2.15
750,000.01 - 800,000.00.........................          1                       778,686                    2.23
                                                        ---                   -----------                  ------
     Total......................................        193                   $34,866,262                  100.00%
                                                        ===                   ===========                  ======


     As of the Subsequent Cut-off Date, the average current principal balance of the subsequent mortgage loans will be approximately $180,654.

                                 Mortgage Rates

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                      Number of                                            Date
                                                     Subsequent            Aggregate Unpaid              Aggregate
    Mortgage Rates(%)                              Mortgage Loans          Principal Balance         Principal Balance
    -----------------                              --------------          -----------------         -----------------
 6.500 -   6.999 ........................                 5                   $ 2,241,286                    6.43%
 7.000 -   7.499 ........................                 7                     2,999,555                    8.60
 7.500 -   7.999 ........................                12                     4,348,422                   12.47
 8.000 -   8.499 ........................                39                     6,750,920                   19.36
 8.500 -   8.999 ........................                51                     7,824,533                   22.44
 9.000 -   9.499 ........................                37                     5,115,928                   14.67
 9.500 -   9.999 ........................                24                     3,857,614                   11.06
10.000 -  10.499.........................                 9                       966,540                    2.77
10.500 -  10.999.........................                 7                       604,891                    1.73
11.500 -  11.999.........................                 2                       156,572                    0.45
                                                        ---                   -----------                  ------
     Total...............................               193                   $34,866,262                  100.00%
                                                        ===                   ===========                  ======

     The weighted average mortgage rate of the subsequent mortgage loans was approximately 8.499% per annum.


                          Original Loan-to-Value Ratios

                                                                                                        Percentage of
                                                      Number of                                      Subsequent Cut-off
                                                     Subsequent            Aggregate Unpaid            Date Aggregate
             Original Loan-to-Value Ratios(%)      Mortgage Loans          Principal Balance         Principal Balance
             --------------------------------      --------------          -----------------         -----------------
20.01 - 25.00..................................           1                   $   399,672                    1.15%
30.01 - 35.00..................................           1                       778,686                    2.23
50.01 - 55.00..................................           1                       750,000                    2.15
55.01 - 60.00..................................           3                       749,742                    2.15
60.01 - 65.00..................................           5                     1,949,134                    5.59
65.01 - 70.00..................................          10                     2,234,016                    6.41
70.01 - 75.00..................................           7                       926,841                    2.66
75.01 - 80.00..................................          46                     9,730,313                   27.91
80.01 - 85.00..................................           4                       545,714                    1.57
85.01 - 90.00..................................          65                     9,622,625                   27.60
90.01 - 95.00..................................          49                     7,053,419                   20.23
95.01 -100.00..................................           1                       126,100                    0.36
                                                        ---                   -----------                  ------
    Total......................................         193                   $34,866,262                  100.00%
                                                        ===                   ===========                  ======

     The minimum and maximum loan-to-value ratios of the subsequent mortgage loans at origination were approximately 23.53% and 97.00%, respectively, and the weighted average of the loan-to-value ratios of the subsequent mortgage loans at origination was approximately 81.03.

                                 Occupancy Types

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                     Number of                                             Date
                                                    Subsequent             Aggregate Unpaid              Aggregate
Occupancy (as indicated by borrower)               Mortgage Loans          Principal Balance         Principal Balance
------------------------------------               --------------          -----------------         -----------------
    Second Home.................................          3                   $   574,507                    1.65%
    Non-Owner Occupied..........................         24                     3,244,428                    9.31
    Primary Residence...........................        166                    31,047,326                   89.05
                                                        ---                   -----------                  ------
        Total...................................        193                   $34,866,262                  100.00%
                                                        ===                   ===========                  ======


                  Mortgage Loan Program and Documentation Type


                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                     Number of                                             Date
                                                    Subsequent             Aggregate Unpaid              Aggregate
    Loan Program and Documentation Type            Mortgage Loans          Principal Balance         Principal Balance
    -----------------------------------            --------------          -----------------         -----------------
    Progressive Series Program (Full
    Documentation)..............................         14                   $ 3,003,870                    8.62%
    Progressive Series Program (Limited
    (Stated) Documentation).....................         16                     6,162,646                   17.68
    Progressive Series Program (Lite
    Income/Stated Asset Documentation)..........          2                       501,912                    1.44
    Progressive Express(TM)Program (Verified
    Assets).....................................         54                     9,059,804                   25.98
    Progressive Express(TM)Program (Non
    Verified Assets)............................         99                    14,904,103                   42.75
    Progressive Express(TM)No Doc Program
    (No Documentation)..........................          8                     1,233,926                    3.54
                                                        ---                   -----------                  ------
        Total...................................        193                   $34,866,262                  100.00%
                                                        ===                   ===========                  ======

     See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                      Number of                                             Date
                                                     Subsequent            Aggregate Unpaid              Aggregate
      Credit Grade                                 Mortgage Loans          Principal Balance         Principal Balance
      ------------                                 --------------          -----------------         -----------------
A+(1)....................................                14                   $ 4,793,310                   13.75%
A(1).....................................                15                     4,701,748                   13.49
A-(1)....................................                 3                       173,370                    0.50
Progressive Express(TM)I(2)..............                52                     9,012,673                   25.85
Progressive Express(TM)II(2).............                88                    13,308,539                   38.17
Progressive Express(TM)III(2)............                15                     2,102,863                    6.03
Progressive Express(TM)IV(2).............                 4                       529,493                    1.52
Progressive Express(TM)V(2)..............                 2                       244,265                    0.70
                                                        ---                   -----------                  ------
      Total..............................               193                   $34,866,262                  100.00%
                                                        ===                   ===========                  ======

----------
(1) All of these subsequent mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, and A- correspond to Progressive Series I+, I and II, and III and III+ , respectively.

(2) These subsequent mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these subsequent mortgage loans is generally based on the borrower's "FICO" score and therefore these subsequent mortgage loans do not correspond to the alphabetical risk categories listed above.

     See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                       Percentage of
                                                                                                     Subsequent Cut-off
                                                     Number of                                             Date
                                                     Subsequent            Aggregate Unpaid              Aggregate
          Property Type                            Mortgage Loans          Principal Balance         Principal Balance
          -------------                            --------------          -----------------         -----------------
Single-Family.................                          136                   $24,825,296                   71.20%
Condominium...................                           15                     1,854,800                    5.32
Two- to Four-Family...........                           10                     1,513,996                    4.34
De Minimis PUD................                           20                     5,475,701                   15.70
Planned Unit Development......                            8                       842,332                    2.42
Hi-Rise.......................                            4                       354,136                    1.02
                                                        ---                   -----------                  ------
   Total......................                          193                   $34,866,262                  100.00%
                                                        ===                   ===========                  ======


                 Geographic Distribution of Mortgaged Properties


                                                                                                       Percentage of
                                                                                                     Subsequent Cut-off
                                                    Number of                                              Date
                                                    Subsequent             Aggregate Unpaid              Aggregate
          State                                    Mortgage Loans          Principal Balance         Principal Balance
          -----                                    --------------          -----------------         -----------------
California............................                   58                   $13,978,389                   40.09%
Florida...............................                   41                     5,500,147                   15.77
New York..............................                    8                     1,777,877                    5.10
Texas.................................                   13                     2,180,304                    6.25
Virginia..............................                    6                     2,008,875                    5.76
Other (less than 3% in any one state).                   67                     9,420,669                   27.02
                                                        ---                   -----------                  ------
   Total..............................                  193                   $34,866,262                  100.00%
                                                        ===                   ===========                  ======


     No more than approximately 2.23% of the subsequent mortgage loans (by aggregate outstanding principal balance as of the Subsequent Cut-off Date) will be secured by mortgaged properties located in any one zip code.

                                  Loan Purposes

                                                                                                       Percentage of
                                                                                                     Subsequent Cut-off
                                                      Number of                                            Date
                                                     Subsequent            Aggregate Unpaid              Aggregate
       Loan Purpose                                Mortgage Loans          Principal Balance         Principal Balance
       ------------                                --------------          -----------------         -----------------
Purchase...........................                     129                   $21,062,351                   60.41%
Cash-Out Refinance.................                      47                     9,259,272                   26.56
Rate and Term Refinance............                      16                     3,906,690                   11.20
Construction.......................                       1                       637,949                    1.83
                                                        ---                   -----------                  ------
   Total...........................                     193                   $34,866,262                  100.00%
                                                        ===                   ===========                  ======

     In general, in the case of an subsequent mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Subsequent mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Subsequent Group 1 Loan Characteristics

     The subsequent Group 1 Loans will consist of 163 conventional, one- to four-family, fixed-rate, fully- amortizing and balloon payment mortgage loans secured by first liens on mortgaged properties and having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $21,642,973 after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received.

     The average principal balance of the subsequent Group 1 Loans at origination was approximately $132,837. No Subsequent Group 1 Loan had a principal balance at origination of greater than approximately $290,500 or less than approximately $48,450. The average principal balance of the subsequent Group 1 Loans as of the Subsequent Cut-off Date was approximately $132,779. No subsequent Group 1 Loan had a principal balance as of the Subsequent Cut-off Date of greater than approximately $290,198 or less than approximately $48,450.

     As of the Subsequent Cut-off Date, the subsequent Group 1 Loans had mortgage rates ranging from approximately 6.875% per annum to approximately 11.900% per annum and the weighted average mortgage rate was approximately 8.900% per annum. The weighted average remaining term to stated maturity of the subsequent Group 1 Loans will be approximately 352 months as of the Subsequent Cut-off Date. None of the subsequent Group 1 Loans will have a first Due Date prior to July 1, 2001 or after December 1, 2001, or will have a remaining term to maturity of less than 178 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any subsequent Group 1 Loan is November 1, 2031.

     The weighted average loan-to-value ratio at origination of the subsequent Group 1 Loans was approximately 86.16%. No loan-to-value ratio at origination was greater than approximately 97.00% or less than approximately 56.82%.

     Five subsequent Group 1 Loans, representing approximately 3.02% of the subsequent Group 1 Loans (by aggregate outstanding principal balance as of the Subsequent Cut-off Date), are balloon loans. The amount of the balloon payment on each of these subsequent Group 1 Loans is substantially in excess of the amount of the scheduled monthly payment on such subsequent Group 1 Loan for the period prior to the Due Date of the balloon payment. These subsequent Group 1 Loans have a weighted average remaining term to maturity of approximately 178 months.

     None of the subsequent Group 1 Loans are buydown mortgage loans.

     None of the subsequent Group 1 Loans were 30 days or more delinquent as of the Subsequent Cut- off Date.

     Set forth below is a description of certain additional characteristics of the subsequent Group 1 Loans as of the Subsequent Cut-off Date, except as otherwise indicated. All percentages of the subsequent Group 1 Loans are approximate percentages by aggregate principal balance of the subsequent Group 1 Loans as of the Subsequent Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                        Principal Balances at Origination


                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
              Original                                Number of                                            Date
            Mortgage Loan                          Subsequent Group         Aggregate Unpaid             Aggregate
        Principal Balances($)                          1 Loans             Principal Balance         Principal Balance
        ---------------------                          -------             -----------------         -----------------
      0.01 -  50,000.00.......................             1                  $    48,450                    0.22%
 50,000.01 - 100,000.00.......................            58                    4,324,642                   19.98
100,000.01 - 150,000.00.......................            45                    5,438,265                   25.13
150,000.01 - 200,000.00.......................            33                    5,702,752                   26.35
200,000.01 - 250,000.00.......................            21                    4,779,463                   22.08
250,000.01 - 300,000.00.......................             5                    1,349,401                    6.23
                                                         ---                  -----------                  ------
     Total....................................           163                  $21,642,973                  100.00%
                                                         ===                  ===========                  ======

     The average principal balance of the subsequent Group 1 Loans at origination was approximately $132,837.

              Principal Balances as of the Subsequent Cut-off Date

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
     Current Mortgage Loan                         Subsequent Group        Aggregate Unpaid              Aggregate
     Principal Balances($)                              1 Loans            Principal Balance         Principal Balance
     ---------------------                              -------            -----------------         -----------------
      0.01 -  50,000.00...........                         1                  $    48,450                    0.22%
 50,000.01 - 100,000.00...........                        58                    4,324,642                   19.98
100,000.01 - 150,000.00...........                        45                    5,438,265                   25.13
150,000.01 - 200,000.00...........                        33                    5,702,752                   26.35
200,000.01 - 250,000.00...........                        21                    4,779,463                   22.08
250,000.01 - 300,000.00...........                         5                    1,349,401                    6.23
                                                         ---                  -----------                  ------
     Total........................                       163                  $21,642,973                  100.00%
                                                         ===                  ===========                  ======

     As of the Subsequent Cut-off Date, the average current principal balance of the subsequent Group 1 Loans will be approximately $132,779.

                                 Mortgage Rates

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
                 Mortgage Rates(%)                      1 Loans            Principal Balance         Principal Balance
                 -----------------                      -------            -----------------         -----------------
 6.500 -   6.999 ......................                    1                  $   155,200                    0.72%
 7.500 -   7.999 ......................                    6                    1,012,087                    4.68
 8.000 -   8.499 ......................                   36                    5,279,590                   24.39
 8.500 -   8.999 ......................                   45                    5,903,254                   27.28
 9.000 -   9.499 ......................                   36                    4,840,428                   22.36
 9.500 -   9.999 ......................                   21                    2,724,411                   12.59
10.000 -  10.499.......................                    9                      966,540                    4.47
10.500 -  10.999.......................                    7                      604,891                    2.79
11.500 -  11.999.......................                    2                      156,572                    0.72
                                                         ---                  -----------                  ------
     Total.............................                  163                  $21,642,973                  100.00%
                                                         ===                  ===========                  ======

     The weighted average mortgage rate of the subsequent Group 1 Loans was approximately 8.900% per annum.


                          Original Loan-to-Value Ratios

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
   Original Loan-to-Value Ratios(%)                     1 Loans            Principal Balance         Principal Balance
                 -----------------                      -------            -----------------         -----------------
55.01 - 60.00..........................                    2                  $   349,742                    1.62%
60.01 - 65.00..........................                    2                      247,702                    1.14
65.01 - 70.00..........................                    7                      884,628                    4.09
70.01 - 75.00..........................                    7                      926,841                    4.28
75.01 - 80.00..........................                   35                    5,069,627                   23.42
80.01 - 85.00..........................                    4                      545,714                    2.52
85.01 - 90.00..........................                   60                    7,731,039                   35.72
90.01 - 95.00..........................                   45                    5,761,581                   26.62
95.01 -100.00..........................                    1                      126,100                    0.58
                                                         ---                  -----------                  ------
    Total..............................                  163                  $21,642,973                  100.00%
                                                         ===                  ===========                  ======

     The minimum and maximum loan-to-value ratios of the subsequent Group 1 Loans at origination were approximately 56.82% and 97.00%, respectively, and the weighted average of the loan-to-value ratios of the subsequent Group 1 Loans at origination was approximately 86.16%.

                                 Occupancy Types

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
Occupancy (as indicated by borrower)                    1 Loans            Principal Balance         Principal Balance
-----------------------------------                     -------            -----------------         -----------------
    Second Home..............................              2                  $   276,907                    1.28%
    Non-Owner Occupied.......................             23                    2,465,742                   11.39
    Primary Residence........................            138                   18,900,324                   87.33
                                                         ---                  -----------                  ------
        Total................................            163                  $21,642,973                  100.00%
                                                         ===                  ===========                  ======


                  Mortgage Loan Program and Documentation Type

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
Loan Program and Documentation Type                     1 Loans            Principal Balance         Principal Balance
-----------------------------------                     -------            -----------------         -----------------
      Progressive Series Program (Full
      Documentation)...........................           10                  $ 1,482,344                    6.85%
      Progressive Series Program
      (Limited (Stated) Documentation).........            6                      718,961                    3.32
      Progressive Series Program (Lite
      Income/Stated Asset
      Documentation)...........................            1                       62,070                    0.29
      Progressive Express(TM)Program
      (Verified Assets)........................           50                    7,163,962                   33.10
      Progressive Express(TM)Program
      (Non Verified Assets)....................           88                   10,981,709                   50.74
      Progressive Express(TM)No Doc
      Program (No Documentation)...............            8                    1,233,926                    5.70
                                                         ---                  -----------                  ------
  Total........................................          163                  $21,642,973                  100.00%
                                                         ===                  ===========                  ======

     See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
  Credit Grade                                          1 Loans            Principal Balance         Principal Balance
  ------------                                          -------            -----------------         -----------------
A+(1)..................................                    6                  $   794,765                    3.67%
A(1)...................................                    8                    1,295,241                    5.98
A-(1)..................................                    3                      173,370                    0.80
Progressive Express(TM)I(2)............                   44                    5,516,279                   25.49
Progressive Express(TM)II(2)...........                   81                   10,986,697                   50.76
Progressive Express(TM)III(2)..........                   15                    2,102,863                    9.72
Progressive Express(TM)IV(2)...........                    4                      529,493                    2.45
Progressive Express(TM)V(2)............                    2                      244,265                    1.13
                                                         ---                  -----------                  ------
      Total............................                  163                  $21,642,973                  100.00%
                                                         ===                  ===========                  ======

----------
(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, and A-, correspond to Progressive Series I+, I and II, and III and III+ , respectively.

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

     See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
  Property Type                                         1 Loans            Principal Balance         Principal Balance
  -------------                                         -------            -----------------         -----------------
Single-Family........................                    113                  $15,171,454                   70.10%
Condominium..........................                     14                    1,557,200                    7.19
Two- to Four-Family..................                     10                    1,513,996                    7.00
De Minimis PUD.......................                     14                    2,203,855                   10.18
Planned Unit Development.............                      8                      842,332                    3.89
Hi-Rise..............................                      4                      354,136                    1.64
                                                         ---                  -----------                  ------
   Total.............................                    163                  $21,642,973                  100.00%
                                                         ===                  ===========                  ======


                 Geographic Distribution of Mortgaged Properties


                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
   State                                                1 Loans            Principal Balance         Principal Balance
   -----                                                -------            -----------------         -----------------
California...........................                     41                  $ 6,773,142                   31.29%
Florida..............................                     37                    4,225,247                   19.52
Georgia..............................                      6                      725,350                    3.35
New York.............................                      7                    1,378,389                    6.37
Pennsylvania.........................                      5                      696,504                    3.22
Texas................................                     12                    1,430,304                    6.61
Other (less than 3% in any one state)                     55                    6,414,037                   29.64
                                                         ---                  -----------                  ------
   Total.............................                    163                  $21,642,973                  100.00%
                                                         ===                  ===========                  ======


     No more than approximately 1.34% of the subsequent Group 1 Loans (by aggregate outstanding principal balance as of the Subsequent Cut-off Date) will be secured by mortgaged properties located in any one zip code.

                                  Loan Purposes

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
      Loan Purpose                                      1 Loans            Principal Balance         Principal Balance
      ------------                                      -------            -----------------         -----------------
Purchase...............................                  114                  $14,881,155                   68.76%
Cash-Out Refinance.....................                   38                    5,173,080                   23.90
Rate and Term Refinance................                   11                    1,588,738                    7.34
                                                         ---                  -----------                  ------
   Total...............................                  163                  $21,642,973                  100.00%
                                                         ===                  ===========                  ======


     In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Subsequent Group 2 Loan Characteristics

     The subsequent Group 2 Loans will consist of 30 conventional, one- to four-family, fixed-rate, fully- amortizing and balloon payment mortgage loans secured by first liens on mortgaged properties and having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $13,223,289 after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received.

     The average principal balance of the subsequent Group 2 Loans at origination was approximately $441,043. No subsequent Group 2 Loan had a principal balance at origination of greater than approximately $780,000 or less than approximately $275,500. The average principal balance of the subsequent Group 2 Loans as of the Subsequent Cut-off Date was approximately $440,776. No subsequent Group 2 Loan had a principal balance as of the Subsequent Cut-off Date of greater than approximately $778,686 or less than approximately $275,500.

     As of the Subsequent Cut-off Date, the subsequent Group 2 Loans had mortgage rates ranging from approximately 6.750% per annum to approximately 9.875% per annum and the weighted average mortgage rate was approximately 7.841% per annum. The weighted average remaining term to stated maturity of the subsequent Group 2 Loans will be approximately 359 months as of the Subsequent Cut-off Date. None of the subsequent Group 2 Loans will have a first Due Date prior to August 1, 2001 or after December 1, 2001, or will have a remaining term to maturity of less than 356 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any subsequent Group 2 Loan is November 1, 2031.

     The weighted average loan-to-value ratio at origination of the subsequent Group 2 Loans was approximately 72.63%. No loan-to-value ratio at origination was greater than approximately 95.00% or less than approximately 23.53%.

     None of the subsequent Group 2 Loans are balloon loans.

     None of the subsequent Group 2 Loans are buydown mortgage loans.

     None of the subsequent Group 2 Loans were 30 days or more delinquent as of the Subsequent Cut- off Date.

     Set forth below is a description of certain additional characteristics of the subsequent Group 2 Loans as of the Subsequent Cut-off Date, except as otherwise indicated. All percentages of the subsequent Group 2 Loans are approximate percentages by aggregate principal balance of the subsequent Group 2 Loans as of the Subsequent Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                        Principal Balances at Origination

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
             Original                                  Number of                                           Date
           Mortgage Loan                           Subsequent Group        Aggregate Unpaid              Aggregate
       Principal Balances($)                            2 Loans            Principal Balance         Principal Balance
       ---------------------                            -------            -----------------         -----------------
250,000.01 - 300,000.00...............                    4                   $ 1,145,400                    8.66%
300,000.01 - 350,000.00...............                    4                     1,317,686                    9.96
350,000.01 - 400,000.00...............                    7                     2,646,468                   20.01
400,000.01 - 450,000.00...............                    6                     2,563,167                   19.38
450,000.01 - 500,000.00...............                    2                       955,000                    7.22
500,000.01 - 550,000.00...............                    1                       528,000                    3.99
550,000.01 - 600,000.00...............                    1                       570,500                    4.31
600,000.01 - 650,000.00...............                    2                     1,269,949                    9.60
650,000.01 - 700,000.00...............                    1                       698,432                    5.28
700,000.01 - 750,000.00...............                    1                       750,000                    5.67
750,000.01 - 800,000.00...............                    1                       778,686                    5.89
                                                         --                   -----------                  ------
     Total............................                   30                   $13,223,289                  100.00%
                                                         ==                   ===========                  ======

     The average principal balance of the subsequent Group 2 Loans at origination was approximately $441,043.

              Principal Balances as of the Subsequent Cut-off Date

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
       Current Mortgage Loan                       Subsequent Group        Aggregate Unpaid              Aggregate
       Principal Balances($)                            2 Loans            Principal Balance         Principal Balance
       ---------------------                            -------            -----------------         -----------------
250,000.01 - 300,000.00................                   4                    $1,145,400                    8.66%
300,000.01 - 350,000.00................                   4                     1,317,686                    9.96
350,000.01 - 400,000.00................                   7                     2,646,468                   20.01
400,000.01 - 450,000.00................                   6                     2,563,167                   19.38
450,000.01 - 500,000.00................                   2                       955,000                    7.22
500,000.01 - 550,000.00................                   1                       528,000                    3.99
550,000.01 - 600,000.00................                   1                       570,500                    4.31
600,000.01 - 650,000.00................                   2                     1,269,949                    9.60
650,000.01 - 700,000.00................                   1                       698,432                    5.28
700,000.01 - 750,000.00................                   1                       750,000                    5.67
750,000.01 - 800,000.00................                   1                       778,686                    5.89
                                                         --                   -----------                  ------
     Total.............................                  30                   $13,223,289                  100.00%
                                                         ==                   ===========                  ======


     As of the Subsequent Cut-off Date, the average current principal balance of the subsequent Group 2 Loans will be approximately $440,776.


                                 Mortgage Rates

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                          Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
    Mortgage Rates(%)                                  2 Loans             Principal Balance         Principal Balance
    -----------------                                  -------             -----------------         -----------------
  6.500 -    6.999 ....................                   4                   $ 2,086,086                   15.78%
  7.000 -    7.499 ....................                   7                     2,999,555                   22.68
  7.500 -    7.999 ....................                   6                     3,336,334                   25.23
  8.000 -    8.499 ....................                   3                     1,471,330                   11.13
  8.500 -    8.999 ....................                   6                     1,921,279                   14.53
  9.000 -    9.499 ....................                   1                       275,500                    2.08
  9.500 -    9.999.....................                   3                     1,133,204                    8.57
                                                         --                   -----------                  ------
     Total.............................                  30                   $13,223,289                  100.00%
                                                         ==                   ===========                  ======

     The weighted average mortgage rate of the subsequent Group 2 Loans was approximately 7.841% per annum.

                          Original Loan-to-Value Ratios

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                          Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
   Original Loan-to-Value Ratios(%)                    2 Loans             Principal Balance         Principal Balance
   -------------------------------                     -------             -----------------         -----------------
20.01 - 25.00..........................                   1                   $   399,672                    3.02%
30.01 - 35.00..........................                   1                       778,686                    5.89
50.01 - 55.00..........................                   1                       750,000                    5.67
55.01 - 60.00..........................                   1                       400,000                    3.02
60.01 - 65.00..........................                   3                     1,701,432                   12.87
65.01 - 70.00..........................                   3                     1,349,388                   10.20
75.01 - 80.00..........................                  11                     4,660,686                   35.25
85.01 - 90.00..........................                   5                     1,891,587                   14.30
90.01 - 95.00..........................                   4                     1,291,839                    9.77
                                                         --                   -----------                  ------
    Total..............................                  30                   $13,223,289                  100.00%
                                                         ==                   ===========                  ======

     The minimum and maximum loan-to-value ratios of the subsequent Group 2 Loans at origination were approximately 23.53% and 95.00%, respectively, and the weighted average of the loan-to-value ratios of the subsequent Group 2 Loans at origination was approximately 72.63%.


                                 Occupancy Types

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
Occupancy (as indicated by borrower)                   2 Loans             Principal Balance         Principal Balance
------------------------------------                   -------             -----------------         -----------------
    Second Home........................                   1                   $   297,600                    2.25%
    Non-Owner Occupied.................                   1                       778,686                    5.89
    Primary Residence..................                  28                    12,147,003                   91.86
                                                         --                   -----------                  ------
        Total..........................                  30                   $13,223,289                  100.00%
                                                         ==                   ===========                  ======

                  Mortgage Loan Program and Documentation Type


                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
Loan Program and Documentation Type                    2 Loans             Principal Balance         Principal Balance
-----------------------------------                    -------             -----------------         -----------------
    Progressive Series Program (Full
    Documentation)..........................              4                   $ 1,521,525                   11.51%
    Progressive Series Program (Limited
    (Stated) Documentation).................             10                     5,443,685                   41.17
    Progressive Express(TM)Program
    (Verified Assets).......................              4                     1,895,842                   14.34
    Progressive Series Program (Lite
    Income/Stated Asset
    Documentation)..........................              1                       439,842                    3.33
    Progressive Express(TM)Program (Non
    Verified Assets)........................             11                     3,922,394                   29.66
                                                         --                   -----------                  ------
        Total...............................             30                   $13,223,289                  100.00%
                                                         ==                   ===========                  ======

     See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
  Credit Grade                                         2 Loans             Principal Balance         Principal Balance
  ------------                                         -------             -----------------         -----------------
A+(1).............................                        8                   $ 3,998,545                   30.24%
A(1)..............................                        7                     3,406,507                   25.76
Progressive Express(TM)I(2).......                        8                     3,496,394                   26.44
Progressive Express(TM)II(2)......                        7                     2,321,842                   17.56
                                                         --                   -----------                  ------
      Total.......................                       30                   $13,223,289                  100.00%
                                                         ==                   ===========                  ======

----------
(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+ and A correspond to Progressive Series I+, and I and II respectively. See "-Underwriting Standards."

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

     See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
  Property Type                                        2 Loans             Principal Balance         Principal Balance
  -------------                                        -------             -----------------         -----------------
Single-Family..........................                  23                   $ 9,653,843                   73.01%
Condominium............................                   1                       297,600                    2.25
De Minimis PUD.........................                   6                     3,271,846                   24.74
                                                         --                   -----------                  ------
   Total...............................                  30                   $13,223,289                  100.00%
                                                         ==                   ===========                  ======


                 Geographic Distribution of Mortgaged Properties

                                                                                                        Percentage of
                                                                                                     Subsequent Cut-off
                                                       Number of                                           Date
                                                   Subsequent Group        Aggregate Unpaid              Aggregate
    State                                              2 Loans             Principal Balance         Principal Balance
    -----                                              -------             -----------------         -----------------
Arizona................................                   1                   $   439,842                    3.33%
California.............................                  17                     7,205,247                   54.49
Florida................................                   4                     1,274,900                    9.64
Hawaii.................................                   1                       778,686                    5.89
New Jersey.............................                   1                       449,365                    3.40
New York...............................                   1                       399,488                    3.02
Texas..................................                   1                       750,000                    5.67
Virginia...............................                   3                     1,650,261                   12.48
Other (less than 3% in any one state)..                   1                       275,500                    2.08
                                                         --                   -----------                  ------
   Total...............................                  30                   $13,223,289                  100.00%
                                                         ==                   ===========                  ======


     No more than approximately 5.89% of the subsequent Group 2 Loans (by aggregate outstanding principal balance as of the Subsequent Cut-off Date) will be secured by mortgaged properties located in any one zip code.

                                  Loan Purposes

                                                                                                                 Percentage of
                                                                                                              Subsequent Cut-off
                                                       Number of                                                    Date
                                                   Subsequent Group        Aggregate Unpaid                       Aggregate
    Loan Purpose                                       2 Loans             Principal Balance                  Principal Balance
    ------------                                       -------             -----------------                  -----------------
Purchase..................................               15                   $ 6,181,196                            46.74%
Cash-Out Refinance........................                9                     4,086,192                            30.90
Rate and Term Refinance...................                5                     2,317,952                            17.53
Construction..............................                1                       637,949                             4.82
                                                         --                   -----------                           ------
   Total..................................               30                   $13,223,289                           100.00%
                                                         ==                   ===========                           ======

     In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.